UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 21, 2011

MSC Industrial Direct Co., Inc.
(Exact Name of Registrant as Specified in Its Charter)

New York	1-14130	11-3289165
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 Maxess Road, Melville, New York	11747
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 812-2000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01    OTHER EVENTS

On December 21, 2011, the Registrant issued a press release announcing the declaration of its regular quarterly dividend of $0.25 per share on the common stock of the Registrant.  The entire text of the press release is attached as Exhibit 99.1 and is incorporated by reference herein.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

(d)      Exhibits:

Exhibit Index
Exhibit No.	Description

99.1	Press Release, dated December 21, 2011, issued by MSC Industrial Direct Co., Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MSC INDUSTRIAL DIRECT CO., INC.

Date:	December 21, 2011	By:	/s/ Shelley Boxer
		Name:	Shelley Boxer
		Title:	Vice President, Finance and Accounting

Exhibit Index
Exhibit No.	Description

99.1	Press Release, dated December 21, 2011, issued by MSC Industrial Direct Co., Inc.